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                                   FORM 8-K
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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                CURRENT REPORT
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                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (date of earliest event Reported) November 17, 1994
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                        THE COLUMBIA GAS SYSTEM, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                    1-1098            13--1594808
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(State of other jurisdiction        (Commission       (IRS Employer
      of incorporation)             File Number)    Identification No.)


               20 Montchanin Road, Wilmington, Delaware  19807
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                   (Address of principal executive offices)


Registrant's telephone number, including area code (302) 429-5000
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Item 5.  Other Events

         Information contained in a News Release dated November 16, 1994 is incorporated herein by reference.
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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Columbia Gas System, Inc.
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                                             (Registrant)




                                    By     /s/ R. E. Lowe
                                      ---------------------------
                                               R.E. Lowe
                                               Vice President and
                                               Controller

Date:  November 17, 1994
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Contacts:          Media -           W. R. McLaughlin (302) 429-5443
                                     H. W. Chaddock (302) 429-5261
                   Analysts -        T. L. Hughes (302) 429-5363
                                     K. P. Murphy (302) 429-5471


FOR IMMEDIATE RELEASE                                          November 16, 1994


                  BANKRUPTCY COURT EXTENDS EXCLUSIVITY PERIODS
                           FOR COLUMBIA GAS COMPANIES


                 WILMINGTON, DEL. -- The U.S. Bankruptcy Court for the District of Delaware today extended the period during which The Columbia Gas System, Inc., (NYSE:CG), and its principal pipeline subsidiary, Columbia Gas Transmission Corp., have the exclusive right to advance Chapter 11 reorganization plans.

                 The exclusivity period was extended to the earlier of April 18, 1995, or 90 days after the issuance of a Delaware Federal District Court decision (if it is issued by January 31, 1995) determining the validity of certain intercompany transactions that occurred before the two companies filed for Chapter 11 protection. However, if the district court's decision occurs after January 31, 1995, the exclusivity period will extend to the earlier of April 18, 1995, or 45 days following that decision. The Federal District Court trial on the Intercompany Complaint ended on October 25, 1994, and the judge is expected to render a decision in the proceedings during the first quarter of 1995.

                 The Bankruptcy Court also directed all constituencies to continue or resume settlement discussions and report to the court on the status of those discussions on December 14, 1994, the next regularly scheduled hearing date.

                 The two Columbia Gas companies have been operating as debtors in possession under Chapter 11 of the U.S. Bankruptcy Code since July 31, 1991. The Bankruptcy Court has granted eight prior exclusivity extensions.